United States
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
__________________
FORM 8-K /A
 __________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): December 10, 2014

Commission File Number 1-12803

URSTADT BIDDLE PROPERTIES INC.
(Exact Name of Registrant in its Charter)

Maryland	04-2458042
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

321 Railroad Avenue, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (203) 863-8200

N/A
(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 15, 2014, Urstadt Biddle Properties Inc. (the "Company") filed a Current Report on Form 8-K (the "Initial Report ") reporting the acquisition of certain properties on December 10, 2014.  The Company is filing this Current Report on Form 8-K/A to amend the Initial Report to provide, in accordance with Rule 3-14 and Article 11 of Regulation S-X, certain financial statement information relating to the properties acquired and pro forma financial information of the Company.

ITEM 8.01 - OTHER ITEMS

On December 10, 2014, Urstadt Biddle Properties Inc. (the "Company"), through four wholly-owned subsidiaries, acquired four retail properties totaling approximately 375,000 square feet of gross leasable area ('GLA"), together (the "New Jersey Properties") located in three counties in northern New Jersey for an aggregate  purchase price of $124.5 million.  The four properties were purchased from four property owners under common control, but unaffiliated with the Company. There is no relationship between any Director or Officer of the Company and the New Jersey Properties sellers.   The properties were purchased free and clear of mortgages.  The purchase was funded with available cash remaining from the Company's Class A Common and Series G Preferred stock offerings completed in October and November 2014 and borrowings under the Company's unsecured revolving credit facility.  The Company repaid a portion of the unsecured revolving credit line borrowing used for the purchase of these acquisitions by placing non-recourse first mortgages on the properties aggregating $62.7 million.  The Company completed the mortgage financings on December 15, 2014, the mortgage loans each will have a term of twelve years and will require payments of principal and interest based on a thirty-year amortization schedule at a fixed rate of interest of 3.85% per annum.
Set forth in Item 9.01 are combined audited financial statements for the four properties prepared pursuant to Rule 3-14 of Regulation S-X relating to a the acquisitions, none of which individually are considered significant within the meaning of Rule 3-14.
Material Factors Considered by the Company:

Wyckoff Property:

Market and Competition:

Prior to acquiring the Wyckoff Property, the Company considered general regional and local economic market conditions and the property's competitive posture within that market.

The Wyckoff Property is a shopping center located in the Town of Wyckoff, Bergen County, New Jersey. The Property contains 43,400 square feet of GLA.  At January 1, 2015 the property was 94.6% leased to fifteen tenants whose primary businesses are the sale of retail products, goods and services.

The property is located on Cedar Hill Avenue, just off of Route 208, in Wyckoff.  The shopping center was constructed in 1971 and features a 16,000 square foot Walgreen's Pharmacy.  Other tenants in the center include Chase Bank, Subway, Dunkin Donuts, Christian Healthcare (Real Estate Office), Supercuts, and Glen Rock Savings Bank.  The potential development of new large shopping centers in the surrounding area is limited due to lack of remaining developable land and a complex entitlement process for new development.

Tenants:

The property's largest tenant is Walgreen's, a national pharmacy retail chain occupying 16,000 square feet (36.8% of the property's GLA).  No other tenant leases more than 6.9% of the property's GLA.

Substantially all of the leases are with tenants for terms longer than one year and generally provide for additional rental amounts based on each tenant's share of the cost of maintaining common areas and certain operating expenses including real estate taxes and insurance of the property.

The following is a schedule of lease expirations of the property by year:

	Number of Tenants Whose Lease Expire Each Year	Total Square Footage Expiring Each Year	Minimum Annual Base Rents of Expiring Leases	% of Total Annual Base Rent That is Represented By The Expiring Leases

Year:
2015	4	6,225	$140,700	12.6%
2016	2	3,260	88,200	7.9%
2017	1	1,760	52,200	4.7%
2018	3	5,920	166,700	14.9%
2019	2	3,125	83,400	7.5%
Thereafter	3	20,720	586,700	52.4%
	15	41,010	$1,117,900	100.0%

Building and Capital Improvements:

The estimated federal tax basis of the property (including land) is approximately $17.5 million. For federal income tax purposes, the property will be depreciated over its estimated useful life (39 years) on a straight line basis.

Property Taxes:

The annual real estate taxes on the property are anticipated to be approximately $176,000 for the 2015 tax year.

Property Management:

The Company manages the property directly.

After reasonable inquiry, the Company is not aware of any other material factors relating to the Wyckoff Property that would cause the reported financial information not to be necessarily indicative of future operating results.

The Company and its operations are, however, subject to a number of risks and uncertainties.  For a discussion of such risks, see the risks identified in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2014 under Item 1A Risk Factors and in the other reports filed by the Company with the Securities and Exchange Commission.

Kinnelon Property:

Market and Competition:

Prior to acquiring the Kinnelon Property, the Company considered general regional and local economic market conditions and the property's competitive posture within that market.

The Kinnelon Property is a shopping center located in the Towns of Kinnelon and Butler, Morris County, New Jersey. The Property contains 76,500 square feet of GLA.  At January 1, 2015 the property was 91.8% leased to fifteen tenants whose primary businesses are the sale of retail products, goods and services.

The property is located on Route 23, just off of Kiel Avenue and Kinnelon Road, in Kinnelon.  The shopping center was constructed in 1961 and features a 11,000 square foot Rite Aid Pharmacy and a 16,100 square foot Petco Animal Supply ("Petco").  Other tenants in the shopping center include Meadtown Barber Shop, Katow Jewelry & Watch, South Beach Tanning, Hallmark, House of Thai, Meadtown Cleaners, Terrie O'Connor Realtors, Smoke Rise Bagel, Nails Allure, Dollar Den, PNC Bank, and Marty's Shoes. The potential development of new large shopping centers in the surrounding area is limited due to lack of remaining developable land and a complex entitlement process for new development.

Tenants:

The property's largest tenants are Petco, a national retail chain occupying 16,100 square feet (21.1% of the property's GLA) and Rite Aid Pharmacy, a national pharmacy retail chain occupying 11,000 square feet (14.4% of the property's GLA).  No other tenant leases more than 10.5% of the property's GLA.

Substantially all of the leases are with tenants for terms longer than one year and generally provide for additional rental amounts based on each tenant's share of the cost of maintaining common areas and certain operating expenses including real estate taxes and insurance of the property.

The following is a schedule of lease expirations of the property by year:

	Number of Tenants Whose Lease Expire Each Year	Total Square Footage Expiring Each Year	Minimum Annual Base Rents of Expiring Leases	% of Total Annual Base Rent That is Represented By The Expiring Leases

Year:
2015	2	5,780	$182,900	7.2%
2016	1	1,200	32,400	1.3%
2017	7	24,477	528,700	20.9%
2018	-	-	-	-
2019	2	3,650	98,800	3.9%
Thereafter	3	35,100	1,689,000	66.7%
	15	70,207	$2,531,800	100.0%

Building and Capital Improvements:

The estimated federal tax basis of the property (including land) is approximately $22.7 million. For federal income tax purposes, the property will be depreciated over its estimated useful life (39 years) on a straight line basis.

Property Taxes:

The annual real estate taxes on the property are anticipated to be approximately $336,000 for the 2015 tax year.

Property Management:

The Company manages the property directly.

After reasonable inquiry, the Company is not aware of any other material factors relating to the Kinnelon Property that would cause the reported financial information not to be necessarily indicative of future operating results.

The Company and its operations are, however, subject to a number of risks and uncertainties.  For a discussion of such risks, see the risks identified in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2014 under Item 1A Risk Factors and in the other reports filed by the Company with the Securities and Exchange Commission.

Midland Park Property:

Market and Competition:

Prior to acquiring the Midland Park Property, the Company considered general regional and local economic market conditions and the property's competitive posture within that market.

The Midland Park Property is a shopping center located in the Town of Midland Park, Bergen County, New Jersey. The Property contains 130,000 square feet of GLA.  At January 1, 2015 the property was 90.5% leased to twenty-seven tenants whose primary businesses are the sale of retail products, goods and services.

The property is located at the confluence of four major avenues, Wyckoff Avenue, Paterson Avenue, Godwin Avenue and Erie Avenue.  The shopping center features a 30,000 square foot King's Supermarket.  Other tenants in the center include CVS, Starbucks, Gamestop, Hudson City Savings Bank, Radio Shack, Edible Arrangements, Subway, and Petco. The potential development of new large shopping centers in the surrounding area is limited due to lack of remaining developable land and a complex entitlement process for new development.

Tenants:

The property's largest tenants are King's Supermarket occupying 30,000 square feet (22.8% of the property's GLA) and Ethos Spa occupying 16,895 square feet (13.0% of the property's GLA).  No other tenant leases more than 7.3% of the property's GLA.

Substantially all of the leases are with tenants for terms longer than one year and generally provide for additional rental amounts based on each tenant's share of the cost of maintaining common areas and certain operating expenses including real estate taxes and insurance of the property.

The following is a schedule of lease expirations of the property by year:

	Number of Tenants Whose Lease Expire Each Year	Total Square Footage Expiring Each Year	Minimum Annual Base Rents of Expiring Leases	% of Total Annual Base Rent That is Represented By The Expiring Leases

Year:
2015	3	12,368	$215,600	8.4%
2016	6	38,530	713,700	27.9%
2017	4	8,682	233,900	9.2%
2018	5	8,333	254,600	10.0%
2019	5	36,656	808,000	31.6%
Thereafter	4	12,829	330,200	12.9%
	27	117,398	$2,556,000	100.0%

Building and Capital Improvements:

The estimated federal tax basis of the property (including land) is approximately $43.7 million. For federal income tax purposes, the property will be depreciated over its estimated useful life (39 years) on a straight line basis.

Property Taxes:

The annual real estate taxes on the property are anticipated to be approximately $564,000 for the 2015 tax year.

Property Management:

The Company manages the property directly.

After reasonable inquiry, the Company is not aware of any other material factors relating to the Midland Park Property that would cause the reported financial information not to be necessarily indicative of future operating results.

The Company and its operations are, however, subject to a number of risks and uncertainties.  For a discussion of such risks, see the risks identified in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2014 under Item 1A Risk Factors and in the other reports filed by the Company with the Securities and Exchange Commission.

Pompton Lakes Property:

Market and Competition:

Prior to acquiring the Pompton Lakes Property, the Company considered general regional and local economic market conditions and the property's competitive posture within that market.

The Pompton Lakes Property is a shopping center located in the Town of Pompton Lakes, Passaic County, New Jersey. The Property contains 125,000 square feet of GLA.  At January 1, 2015 the property was 91.6% leased to sixteen tenants whose primary businesses are the sale of retail products, goods and services.

The property is located at the intersection of Wanaque Avenue and Ringwood Avenue and a few miles from Interstate 287.  The shopping center features a 63,000 square foot A&P Supermarket.  Other tenants in the center include Planet Fitness, Starbucks, TD Bank, Supercuts, GNC and Pet Valu. The potential development of new large shopping centers in the surrounding area is limited due to lack of remaining developable land and a complex entitlement process for new development.

Tenants:

The property's largest tenant is A&P Supermarket occupying 63,000 square feet (50.2% of the property's GLA).  No other tenant leases more than 14.3% of the property's GLA.

Substantially all of the leases are with tenants for terms longer than one year and generally provide for additional rental amounts based on each tenant's share of the cost of maintaining common areas and certain operating expenses including real estate taxes and insurance of the property.

The following is a schedule of lease expirations of the property by year:

	Number of Tenants Whose Lease Expire Each Year	Total Square Footage Expiring Each Year	Minimum Annual Base Rents of Expiring Leases	% of Total Annual Base Rent That is Represented By The Expiring Leases

Year:
2015	1	1,116	$29,700	1.1%
2016	1	2,700	76,700	2.7%
2017	2	3,120	70,300	2.5%
2018	4	6,520	224,400	8.0%
2019	-	-	-	-
Thereafter	8	101,326	2,412,700	85.7%
	16	114,782	$2,813,800	100.0%

Building and Capital Improvements:

The estimated federal tax basis of the property (including land) is approximately $40.7 million. For federal income tax purposes, the property will be depreciated over its estimated useful life (39 years) on a straight line basis.

Property Taxes:

The annual real estate taxes on the property are anticipated to be approximately $714,500 for the 2015 tax year.

Property Management:

The Company manages the property directly.

After reasonable inquiry, the Company is not aware of any other material factors relating to the Pompton Lakes Property that would cause the reported financial information not to be necessarily indicative of future operating results.

The Company and its operations are, however, subject to a number of risks and uncertainties.  For a discussion of such risks, see the risks identified in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2014 under Item 1A Risk Factors and in the other reports filed by the Company with the Securities and Exchange Commission.

ITEM 9.01                          FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements
(b)	Pro Forma Financial Information
(c)	Not applicable
(d)	Exhibit

23.1            Consent of Independent Auditor

URSTADT BIDDLE PROPERTIES INC.
TABLE OF CONTENTS

Item 9.01

Financial Statements and Exhibits

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders
Urstadt Biddle Properties Inc.
Greenwich, Connecticut

We have audited the accompanying combined financial statement of the New Jersey Properties, which is comprised of the combined statement of revenues and certain expenses for the year ended December 31, 2013, and the related notes to the combined financial statement.

Management's Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of this combined financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of the combined financial statement that is free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on this combined financial statement based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statement.  The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the combined financial statement, whether due to fraud or error.  In making those risk assessments, the auditor considers internal controls relevant to the entity's preparation and fair presentation of the combined financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the New Jersey Properties' internal controls.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the New Jersey Properties for the year ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter

We draw attention to Note 2 to the combined financial statement, which describes that the accompanying combined financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the New Jersey Properties revenues and expenses.  Our opinion is not modified with respect to this matter.

/s/ PKF O'Connor Davies
a division of O'Connor Davies, LLP

New York, New York
February 12, 2015

NEW JERSEY PROPERTIES
COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
 (in thousands)

	For the Nine Month Period Ended September 30, 2014	For the Year Ended December 31, 2013
	(Unaudited)

REVENUES:
Rental revenues	$7,336	$9,299
Miscellaneous	3	11
	7,339	9,310

CERTAIN EXPENSES:
Real estate taxes	1,302	1,711
Maintenance and repairs	865	743
Insurance	82	134
Utilities	105	169
General and administrative	51	65
	2,405	2,822

EXCESS OF REVENUES OVER CERTAIN EXPENSES	$4,934	$6,488

The accompanying notes are an integral part of this combined financial statement.

NEW JERSEY PROPERTIES
NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2013 (AUDITED)
AND THE NINE MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

1.            BUSINESS AND ORGANIZATION

The Wyckoff Property, the Kinnelon Property, the Midland Park Property and the Pompton Lakes Property, collectively (the "New Jersey Properties") are retail properties located in the three counties in northern New Jersey. The Properties have an aggregate gross leasable area ("GLA") of approximately 375,000 square feet.

On December 10, 2014, the Properties were acquired by wholly-owned subsidiaries of Urstadt Biddle Properties Inc., a real estate investment trust, an unaffiliated party (the "Company").

2.            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Combined Statement of Revenues and Certain Expenses ("Historical Summary") has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  The Historical Summary includes the historical revenues and certain expenses of the Properties, exclusive of interest income, interest expense, depreciation and amortization, rental income relating to the allocation of purchase price of the properties to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of the Properties.

The combined statement of revenues and certain expenses for the nine month period ended September 30, 2014 is unaudited.  In the opinion of management, such statement reflects all adjustments necessary for a fair presentation of revenues and certain expenses in accordance with the SEC Rule 3-14. All such adjustments are of a normal recurring nature.

Real Estate

Significant improvements to real estate which enhance the value are capitalized as additions to the Properties cost basis in the period in which the expenditures are incurred. Repairs and maintenance costs are expensed as incurred. Tenant allowances and improvements are capitalized as additions to the Properties' cost basis.

Rental Operations

The Properties earn rental income from tenants under leasing arrangements which generally provide for minimum rents, and charges to tenants for their pro rata shares of real estate taxes and operating expenses.  All leases have been accounted for as operating leases. Base rental income is recorded on a straight-line basis over the terms of the related agreements (including rent holidays). Escalation rents based on payments for real estate taxes and operating expenses are estimated and accrued.

Use of Estimates

The preparation of financial statement in conformity with accounting principles generally accepted in the United States of America requires the Properties management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Subsequent Events

The Properties have evaluated subsequent events through February 11, 2015, the date on which the Historical Summary was available to be issued.

3.            LEASES

Minimum future base rentals on non-cancelable leases which extend for more than one year at December 31, 2013 are as follows:

Year Ending December 31,

2014	$7,007,000
2015	7,066,000
2016	6,471,000
2017	5,701,000
2018	4,990,000
Thereafter	22,113,000
$53,348,000

Rental revenue above includes base rents billed to tenants.  The Properties' leases generally include tenant renewal options that can extend the lease terms.

Base rent includes approximately $1,244,328 and $933,246 received from a tenant occupying 63,000 square feet for the year ended December 31, 2013 and nine months ended September 30, 2014, respectively (approximately 17% of total base rent for the year ended December 31, 2014 and the nine month period ended September 30, 2014).  All other tenants' base rents are for less than 10% of total base rent in the nine month period ended 2014.

Rental income includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire term of each lease, which resulted in an increase in rental income of approximately $127,000 and $69,000 for the year ended December 31, 2013 and nine months ended September 30, 2014, respectively.

 ITEM 9.01 (b)                                        PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

The following pro forma information reflects the acquisition of the New Jersey Properties on December 10, 2014 by Urstadt Biddle Properties Inc. (the "Company").

The Pro Forma Consolidated Balance Sheet as of October 31, 2014 and the Pro Forma Consolidated Statement of Income for the year ended October 31, 2014 have been prepared to reflect the acquisition of the New Jersey Properties and the adjustments described in the accompanying notes. The historical financial statements of the properties are for the year ended September 30, 2014.  The pro forma financial information is based on the historical financial statements of the Company and should be read in conjunction with the notes and management's assumptions thereto. The pro forma consolidated balance sheet was prepared as if the New Jersey Properties acquisition occurred on October 31, 2014.  The pro forma consolidated statement of income for the year ended October 31, 2014 were prepared assuming the purchases occurred on November 1, 2013. The pro forma financial information is unaudited and not necessarily indicative of the actual financial position of the Company as of October 31, 2014 or what the actual results would have been assuming the acquisition transactions had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods.

URSTADT BIDDLE PROPERTIES INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF OCTOBER 31, 2014
(UNAUDITED)
(in thousands)

	Company Historical (a)	Pro Forma Adjustments		Company Pro Forma
ASSETS

Real Estate Investments:
Core properties - at cost	$830,304	$124,500	(b)	$954,804
Less: accumulated depreciation	(161,187)	-		(161,187)
	669,117	124,500		793,617
Investments in and advances to unconsolidated joint ventures	39,213	-		39,213
	708,330	124,500		832,830

Cash and cash equivalents	73,029	(1,943)	(b)	71,086
Restricted cash	2,123	-		2,123
Tenant receivables	20,361	-		20,361
Prepaid expenses and other assets	9,749	-		9,749
Deferred charges, net of accumulated amortization	5,413	-		5,413
Total Assets	$819,005	$122,557		$941,562

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Revolving credit line borrowings	$15,550	-		$15,550
Unsecured term loan	25,000	-		25,000
Mortgage notes payable and other loans	205,147	62,700	(b)	267,847
Preferred stock called for redemption	61,250	-		61,250
Accounts payable and accrued expenses	1,622	-		1,622
Deferred compensation - officers	187	-		187
Other liabilities	16,342	-		16,342
Total Liabilities	325,098	62,700		387,798

Redeemable noncontrolling interests	18,864	-		18,864

Commitments and Contingencies

Stockholders' Equity:
7.125% Series F Cumulative Preferred Stock	129,375	-		129,375
6.75% Series G Cumulative Preferred Stock	70,000	-		70,000
Common Stock	92	-		92
Class A Common Stock	236	29	(b)	265
Additional paid in capital	370,979	59,828	(b)	430,807
Cumulative distributions in excess of net income	(95,702)	-		(95,702)
Accumulated other comprehensive income	63	-		63
Total Stockholders' Equity	475,043	59,857		534,900
Total Liabilities and Stockholders' Equity	$819,005	$122,557		$941,562

The accompanying notes and management's assumptions are an integral part of this pro forma consolidated balance sheet.

URSTADT BIDDLE PROPERTIES INC.
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED OCTOBER 31, 2014
(UNAUDITED)
(in thousands, except per share data)

	Company Historical (a)	New Jersey Properties (b)	Pro Forma Adjustments		Company Pro Forma
Revenues	$102,328	$9,667	$269	(c)	$112,264

Expenses
Property Expenses	35,923	3,111	4	(e)	39,038
Depreciation and Amortization	19,249	-	2,554	(d)	21,803
General and Administrative	8,016	-	-		8,016
Provision for tenant credit losses	917	-			917
Acquisition Costs	666	-	-		666
Directors Fees	314	-	-		314
Total Operating Expenses	65,085	3,111	2,558		70,754

Operating Income	37,243	6,556	(2,289)		41,510

Non-Operating Income/(Expense)
Interest expense	(10,235)	-	(2,414)	(f)	(12,649)
Gain on sale of properties	24,345	-	-		24,345
Equity in income from unconsolidated joint ventures	1,604	-	-		1,604
Interest, dividends, and other investment income	134	-	-		134
Income from continuing operations before discontinued operations	53,091	6,556	(4,703)		54,944

Discontinued Operations:
Income from discontinued operations	141	-	-		141
Gain on sale of properties	12,526	-	-		12,526
Income from discontinued operations	12,667	-	-		12,667
Net income	65,758	6,556	(4,703)		67,611
Net income attributable to noncontrolling interests	(607)	-	-		(607)
Income attributable to Urstadt Biddle Properties Inc.	65,151	6,556	(4,703)		67,004
Preferred Stock Dividends	(13,812)	-	-		(13,812)
Redemption of Preferred Stock	(1,870)	-	-		(1,870)
Net income to Common and Class A Common Stockholders	$49,469	$6,556	$(4,703)		$51,322

Basic Earnings Per Share:
Per Common Share:
Income from continuing operations	$1.09				$1.04
Income from discontinued operations	$0.37				$0.34
Net Income Applicable to Common Stockholders	$1.46				$1.38

Per Class A Common Share:
Income from continuing operations	$1.22				$1.17
Income from discontinued operations	$0.42				$0.38
Net Income Applicable to Class A Common Stockholders	$1.64				$1.55

Diluted Earnings Per Share:
Per Common Share:
Income from continuing operations	$1.06				$1.02
Income from discontinued operations	$0.36				$0.33
Net Income Applicable to Common Stockholders	$1.42				$1.35

Per Class A Common Share:
Income from continuing operations	$1.19				$1.14
Income from discontinued operations	$0.40				$0.37
Net Income Applicable to Class A Common Stockholders	$1.59				$1.51

Weighted Average Shares:
Basic Earnings Per Share
Common Shares	7,801				7,801
Class A Common Shares	23,208				26,083
Diluted Earnings Per Share
Common Shares	8,536				8,536
Class A Common Shares	23,427				26,302

The accompanying notes and management's assumptions are an integral part of this pro forma consolidated statement of income.

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET:

(a)	Derived from the Company's audited financial statements at October 31, 2014.

(b)
Reflects the pro forma acquisition of the New Jersey Properties valued at $124,500,000.  The Company financed the purchase by placing a $62.7 million secured mortgage financing on the New Jersey Properties in December 2014, the mortgage has a term of 12 years and requires payments of principal and interest at a fixed rate of 3.85%, for the purpose of this pro-forma the Company will assume the debt financing was in place at November 1, 2013.  The remaining purchase price was funded with the proceeds from a sale of 2.875 million shares of Class A Common stock in November 2014 at $20.82 per share which raised proceeds of $59.86 million.  The balance of the purchase was funded with available cash.  The Company intends to account for the acquisitions of the New Jersey Properties in accordance with Accounting Standards Codification ("ASC") Section 805 "Business Combinations".  The Company is currently in the process of analyzing the fair value of in-place leases for the New Jersey Properties and, consequently, no value has yet been assigned to the leases. Accordingly, the purchase price allocation is preliminary and may be subject to change.

ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED OCTOBER 31, 2014:

(a)	Derived from the Company's audited financial statements for the year ended October 31, 2014.

(b)	Reflects revenues and operating expenses as reported by New Jersey Properties for the year ended September 30, 2014.

(c)	Reflects the pro forma adjustment to record operating rents on a straight line basis assuming the acquisitions occurred on November 1, 2013.

(d)	Reflects depreciation expense for the year ended October 31, 2014 for the New Jersey Properties based on a 39 year estimated useful life for the properties' building and improvements using a combined cost basis of $99.6 million (the remaining purchase price is assumed to be allocated to land) as if the properties had been owned for the entire period.

(e)	Reflects adjustment of insurance costs from the New Jersey Properties.

(f)	Represents recording of interest expense as a result of recording the new mortgage on the New Jersey Properties in the amount of $62.7 million that will bear interest at the fixed rate of 3.85% per annum; this new mortgage debt is assumed to have been in place as of November 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2015	URSTADT BIDDLE PROPERTIES INC.
(Registrant)

/s/ John T. Hayes
John T. Hayes
Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No	Description
23.1	Consent of Independent Auditor